Exhibit 10.107

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Coffeyville Resources

Crude Oil Purchase Agreement for

Ladder Energy Operated Leases

There was a verbal agreement between Coffeyville Resources Refining and Marketing, LLC (“Purchaser”) and Ladder and Energy (“Seller”).   The following terms were agreed to:

Term:  Effective March 1, 2004 for thirty days and continuing thereafter on a month to month basis, subject to cancellation by either party upon thirty (30) days prior written notice.  Such cancellation will be effective on the first calendar day of the month that immediately follows the end of such thirty (30) day notice period.

Quantity and Quality:  Oklahoma Sweet Lease Crude equal to all the volumes produced by Seller from its oil and gas leases located in Nowata County, Oklahoma.

Price:  The price shall be equal to Coffeyville Resources Oklahoma Sweet Posted Price *****(1).  The oil purchased will be deemed 40 gravity and based on Equal Daily Quantities (EDQ).

Payment:  Buyer shall provide Seller a Run Statement on or before the 10th of each month providing sales data for the preceding month’s sales.  Payment will be made to Seller on or before the 20th of each month for the prior month’s sales.  Seller will designate payment method by check or electronic transfer.

Direct Payment will be made to Working Interest, Royalty and Overriding Royalty Interest owners.  The correct decimal interests will be detailed in a paylist submitted by Seller from the prior Purchaser.

Delivery:  From Seller’s lease tankage to Buyer’s designated pipeline or trucks (“designated carriers”).

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.